UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2017 (June 29, 2017)

INVESTORS REAL ESTATE TRUST

(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, ND 58702-1988

(Address of principal executive offices) (Zip code)

(701) 837-4738

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

Effective June 29, 2017, Ted E. Holmes, Chief Financial Officer and Executive Vice President of Investors Real Estate Trust (“IRET” or the “Company”) resigned his offices with the Company.  He will continue as an employee of the Company through July 31, 2017.

On June 29, 2017, in connection with the resignation of Mr. Holmes, the Board appointed John A. Kirchmann, the Company’s Executive Vice President, to the additional position of Chief Financial Officer effective as of June 29, 2017.

Mr. Kirchmann, age 52, served as Vice President of Operations Support at Essex Property Trust, a NYSE-listed multifamily REIT, from 2011 until July 2016 where he was responsible for the oversight of revenue management and ancillary income, procurement and other functions.  From 2007 to 2011, he served as Corporate Controller & Corporate Treasurer at Essex, where he oversaw property and corporate accounting functions, treasury management, and re-engineered and implemented new technology and systems.  He has been a private consultant since July 2016, providing executive accounting services to publicly traded companies, one of which was IRET.  Mr. Kirchmann started his career as an accountant with KPMG.  He received a B.A. in Business Administration with a Concentration in Accounting from Coe College.

There were no arrangements or understandings between Mr. Kirchmann and any other person pursuant to which Mr. Kirchmann was selected as an officer. Mr. Kirchmann does not have any family relationships subject to disclosure under Item 401(d) of Regulation S-K or any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Kirchmann will receive an annual base salary of $325,000.00.  Upon joining the Company in April 2017 as Executive Vice President, Mr. Kirchmann was issued 24,671 restricted common shares of the Company.  The restricted common shares will vest in three equal 1/3 installments on April 30, 2018, 2019 and 2020, provided that Mr. Kirchmann continues to be employed by IRET on those dates.  If he is no longer employed by IRET on any vesting date, unvested shares shall be forfeited.

The Company will enter into an Indemnification Agreement with Mr. Kirchmann in substantially the same form as previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 21, 2015 and a Change in Control Severance Agreement as previously described in, and in substantially the same form as previously filed as Exhibit 10.1 to, the Company’s Current Report on Form 8-K filed with the SEC on July 7, 2015.

Item 7.01.   Regulation FD Disclosure.

On June 29, 2017, the Company issued a press release announcing the items discussed in Item 5.02 of this Current Report on Form 8-K.  A copy of the press release is included as Exhibit 99.1 to this Form 8-K.

The information set forth in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1†	Press Release dated June 29, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

Date: July 5, 2017	By:	/s/ Mark O. Decker, Jr
	Name:	Mark O. Decker, Jr.
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1†	Press Release dated June 29, 2017